Exhibit 99.1     Purchase Agreement

                        ASSET SALE AND PURCHASE AGREEMENT


     THIS ASSET SALE AND PURCHASE AGREEMENT is made and entered into on April 14, 2004, by and among APA Optics, Inc., a Minnesota corporation (the "Seller"), and P.N.E., Inc. (d/b/a IRD), a Minnesota corporation (the "Buyer").

                              W I T N E S S E T H :

     WHEREAS, Buyer desires to buy and assume, and the Seller is willing to sell and assign, certain of the assets, rights and obligations of the Seller's business division known as "optics manufacturing" free and clear of all liens, claims and encumbrances whatsoever, for the purchase price and on the terms and conditions set forth herein.

     NOW, THEREFORE, in order to consummate the transaction set forth above and in consideration of the mutual covenants, representations and warranties herein contained, and subject to the conditions herein contained, the parties hereto agree as follows:

     1.     Agreement to Purchase and Sell Assets.  On the Closing Date (as
            -------------------------------------
hereinafter defined), Buyer agrees to purchase from Seller and Seller agrees to sell, assign, transfer, convey and deliver, on the terms and subject to the conditions set forth in this Agreement, all of the tangible assets specifically identified on Schedule 1 (collectively, the "Assets").
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     2.     Excluded Assets.  Notwithstanding anything contained in the
            ---------------
Agreement to the contrary, Buyer will not purchase, and Seller will not sell, any of the following assets (the "Excluded Assets"):

          a.   Any assets of Seller not listed on Schedule 1. For clarity, the
                                                  ----------
               Assets specifically do not include, without limitation, the
                                      ---
               following:

               (i)   Solar UV Simulator;

               (ii)  Lap Top Computer Tom Jun;

               (iii) Optics Water Line; and

               (iv)  KO Lee Saw.

          b.   Seller's cash on hand.

          c. Any tax credits or refunds of Seller in respect of the Assets or otherwise.


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          d.   Any intellectual property or other intangible property (except that the Assets shall include processes, drawings, written test procedures and other documentation supplied by Honeywell and DSI (customers) in connection with products ordered by them and produced using the equipment comprising the Assets).

     3.     Escrow Payment.  Buyer will place $15,000.00 in escrow ("Escrow
            --------------
Payment") with Sunbelt Business Brokers ("Broker") while completing due diligence. Due diligence shall be completed on or before April 9, 2004 (the "Contingency Expiration Date"). The Escrow Payment shall be refunded to the Buyer upon Buyer's notification to Seller in writing, via Broker, prior to said date, that Buyer is canceling this Agreement. The Assets shall remain on the market until the Escrow Payment becomes non-refundable; however, Buyer may notify Seller, in writing, via Broker, that the Escrow Payment is non-refundable prior to the Contingency Expiration Date. In such event, the Assets shall be removed from the market until the Contingency Expiration Date after which the Assets may again be marketed. If Seller receives an offer to purchase from another buyer prior to the Escrow Payment becoming non-refundable, and Seller wishes to accept such offer, Seller shall notify Buyer in writing, via Broker, of said other bona fide offer. Buyer shall have until the earlier of three (3) business days from the date of the notice of the offer or the Contingency Expiration Date to notify Seller in writing, via Broker, that the Escrow Payment is non-refundable or this Agreement shall become null and void and Escrow Payment shall be fully refunded to Buyer. The Escrow Payment shall be disbursed to Seller at Closing and credited against the purchase price. After April 30, 2004, if there has been no Closing and the Escrow Payment has become nonrefundable in accordance with this paragraph 3, the Escrow Payment shall be disbursed to Seller upon Seller's demand.

     4.     Purchase Price. The total purchase price (the "Purchase Price") for
            --------------
the Assets is $220,000 (including the Escrow Payment) payable in cash, by check, or by wire transfer.

     5.     Occupancy Agreement.  Buyer shall be allowed to store and use the
            -------------------
Assets at Seller's facility located at 2950 Northeast 84th Lane, Blaine, Minnesota, for a period of up to twelve (12) months following the date of Closing at a cost of $3,000.00 per month. During such period, Buyer shall be entitled to the exclusive use of that portion of Seller's facility that has historically been used by Seller for its spherical optics business (the "Premises"), solely for the purpose of operating a similar business by Buyer. The parties hall execute and deliver an Occupancy Agreement in this regard at Closing.

     6.     Allocation of Purchase Price.  The parties shall agree at Closing as
            ----------------------------
to the content of IRS Form 8594 respecting allocation of the Purchase Price and Additional Consideration among the Assets.

     7.     Closing.  The closing of the transactions set forth herein (the
            -------
"Closing") shall occur at the offices of Moss & Barnett, A Professional Association, not later than April 30, 2004 (the "Closing Date"), or at such other time and/or place as the parties hereto may agree.

     8.     Limitation on Assumption of Liabilities.   Seller shall transfer the
            ---------------------------------------
Assets to Buyer on the Closing Date free and clear of all liens and encumbrances, and Buyer shall not, by virtue of its purchase of the Assets,


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assume or become responsible for any debts, liabilities or obligations of
Seller, whether fixed, contingent, known, unknown or otherwise.

     9.     Representations and Warranties of Seller.  Seller represents and
            ----------------------------------------
warrants as follows:

          a. Seller is a corporation, existing and in good standing under the laws of the State of Minnesota, and has the requisite power and authority to carry on its business and enter into this Agreement.

          b. At Closing, Seller will own all right, title and interest in and to the Assets to be delivered hereunder, free and clear of all liens, encumbrances, equities or claims.

          c. All authorizations, approvals and consents necessary for the execution and delivery by the Seller of this Agreement and for the consummation by the Seller of the transaction contemplated hereby, have been given, and the Seller has full right, power and authority to execute, deliver and perform this Agreement.

          d. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not to the best knowledge of the Seller materially violate any law, rule or regulation or court or administrative order, or result in a material breach or violation of, or constitute a material default (or event which with notice or lapse of time, or both, would constitute a default) under any material agreement or instrument or any decree, judgment or order to which the Seller is a party or by which it or its properties may be bound.

          e. To Seller's best knowledge, (i) as of the Closing Date, the Assets, normal wear-and-tear and obsolescence excepted, are in good condition and working order and (ii) as of the Closing Date, Seller will have good and marketable title or good and marketable leasehold interest, as the case may be, free and clear of all claims, liens and encumbrances, to all Assets, except as set forth on Schedule 9, attached, and except for
                                            ----------
     Assets which may be sold or disposed of in the ordinary course of business.

               f. There are no material legal actions, suits or administrative or governmental proceedings existing or pending which affect the Assets.

     10.     Representations, Warranties and Covenants of the Buyer.  Buyer
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represents and warrants to Seller that:

          a. Buyer is a corporation duly organized, existing and in good standing under the laws of the State of Minnesota, and has the requisite power and authority to carry on its business and enter into this Agreement.

          b. All authorizations, approvals and consents necessary for the execution and delivery by the Buyer of this Agreement and for the consummation by the Buyer of the transaction contemplated hereby, have been


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     given,  and  the  Buyer  has  full  right,  power and authority to execute, deliver  and  perform  this  Agreement

          c. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not violate any law, rule or regulations or court or administrative order, or result in a breach or violation of, or constitute a default (or event which with notice or lapse of time, or both, would constitute a default) under any agreement, instrument, decree, judgment or order to which the Buyer is a party or by which it may be bound.

     11.     Indemnification and Other Remedies.
             ----------------------------------

          a. Seller shall indemnify and hold Buyer harmless against any loss, costs, expense, deficiency, liability or damage incurred by Buyer from:

               (i) The material incorrectness of any representation made by Seller in this Agreement, the material breach of any warranty of Seller contained in this Agreement, or the nonfulfillment by Seller of any material agreement or covenant made by Seller in this Agreement;

               (ii) Any material liabilities of Seller, not expressly assumed by Buyer for which Buyer becomes liable, whether accrued, absolute, contingent or otherwise, and whether due or to become due and not disclosed to Buyer by Seller, unless Seller had no knowledge of such liabilities;

               (iii) Any and all actions, suits, proceedings, demands, judgments, costs and legal and other expenses incident to any of the matters referred to in this paragraph, or any claims with respect thereto.

          b. Buyer agrees to indemnify and hold Seller harmless against any loss, cost, expense, deficiency, liability or damage incurred by Seller arising from:

               (i) Debts, liabilities, claims or causes of action concerning the Assets incurred or arising after the Closing Date;

               (ii) The incorrectness of any representation made by Buyer in this Agreement, the breach of any representation, warranty or covenant of Buyer contained in this Agreement, or the nonfulfillment by Buyer of any agreement or covenant made by it in this Agreement; and

               (iii) Any and all actions, suits, proceedings, demands, judgments, costs and legal and other expenses incident to any of the matters referred to in this paragraph, or any claims with respect thereto.

          c.     With respect to matters involving third party claims:


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               (i)     If  any  third  party  shall  notify  any  party  (the
          "Indemnified Party") with respect to any matter (a "Third Party Claim") which may give rise to a claim for indemnification against another party (the "Indemnifying Party") under this paragraph II, then the Indemnified Party shall promptly notify the Indemnifying Party thereof in writing, provided that no delay on the part of the Indemnified Party in notifying the Indemnifying Party shall relieve the Indemnifying Party from any obligation hereunder unless (and then solely to the extent) that the Indemnifying Party thereby is prejudiced.

               (ii) The Indemnifying Party will have the right to defend the Indemnified Party against the Third Party Claim with counsel of its choice satisfactory to the Indemnified Party so long as (a) the Indemnifying Party notifies the Indemnified Party in writing within ten business days after the Indemnified Party has given notice of the Third Party Claim that the Indemnifying Party will indemnify the Indemnified Party in accordance with this paragraph 11 with respect to the Third Party Claim, and (b) the Indemnifying Party conducts the defense of the Third Party Claim actively and diligently.

               (iii) So long as the Indemnifying Party is conducting the defense of the Third Party Claim in accordance with paragraph 11
          (c)(ii) above, (a) the Indemnified Party may retain separate co-counsel at its sole cost and expense, (b) the Indemnified Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnifying Party (not to be withheld unreasonably), and (c) the Indemnifying Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnified Party (not to be withheld unreasonably).

               (iv) If the Indemnifying Party does not conduct the defense of the Third Party Claim in accordance with paragraph 11 (c)(ii) above, then (a) the Indemnified Party may assume the defense of the Third Party Claim with counsel which shall be reasonably satisfactory to the Indemnifying Party, (b) the Indemnified Party shall act reasonably and in accordance with its good faith business judgment and shall not effect any settlement without the consent of the Indemnifying Party, which consent shall not be withheld or delayed unreasonably, and (c) the Indemnifying Party shall be entitled to participate in such defense with its own counsel and at its own expense.

          d. Neither Buyer nor Seller shall have a right to indemnification hereunder or otherwise unless and until the indemnitee shall have incurred on a cumulative basis since the Closing Date aggregate claims otherwise entitled to indemnification in an amount exceeding $25,000, in which event the right to be so indemnified shall apply only to the extent that such losses exceed $25,000. The sum of all losses pursuant to which indemnification is payable by Seller or Buyer shall not exceed $200,000. For purposes hereof, claims shall be determined by deducting therefrom the


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     amount of benefits obtained under federal tax laws, amounts recovered under insurance policies net of deductibles and incidental expenses and premium increases resulting therefrom, and recovery by setoffs or counterclaims realized by Buyer which is measurable in dollars with reasonable certainty (net of all costs and expenses of recovering such amount) occurring in connection with such loss.

          e. All of the representations, warranties, covenants and agreements contained in this Agreement and in any certificate, schedule, document or other writing delivered pursuant to this Agreement have been relied upon and shall survive the Closing, provided that any representation and warranty contained in paragraphs 9 and 10 hereof shall be fully effective and enforceable only for a period from the Closing Date through and until 270 days thereafter and shall thereafter be of no further force or effect, except as to claims for indemnification timely made pursuant to this paragraph 11 which shall survive until resolved or judicially determined.

         f. Seller and Buyer acknowledge that any breach or evasion of any provisions of this Agreement will result in immediate and irreparable injury and harm and may cause the aggrieved party to suffer damages in amounts difficult to ascertain. Accordingly, upon any breach which has not been timely cured, an aggrieved party shall be entitled to the remedies of injunction and/or specific performance, as well as other legal or equitable remedies to which it may be entitled. All such rights and remedies shall be cumulative and the exercise of any one of them shall not be deemed to be a waiver of any other.

     12.     Performance by Seller Pending Closing.  Seller shall give Buyer and
             -------------------------------------
Buyer's officers and agents, upon reasonable notice, full access during reasonable hours to the fiber optics manufacturing business, and all of the books, records, contracts, commitments and agreements of the APA business related to the Assets as any of such officers or agents shall reasonably request. Any information obtained by Buyer shall be treated by Buyer as confidential and Buyer will take all necessary steps to ensure that the information gained by it is restricted to those of its employees that need to have the information in order to carry out the transactions contemplated by this Agreement. In the event that the transaction contemplated by this Agreement is not completed, Buyer will return to Seller any documents acquired by it from Seller, together with all copies thereof and notes and memoranda prepared therefrom.

     13.     Covenants, Agreements and Acknowledgments Concerning
             ----------------------------------------------------
Representations of Seller.  Seller and Buyer hereby covenant, agree and
-------------------------
acknowledge with respect to the representations and warranties of Seller set forth herein as follows:

          a. Notwithstanding anything contained in this Agreement to the contrary, if Buyer has knowledge prior to Closing that any of the representations and warranties of Seller set forth herein are untrue or incorrect in any material respect, Buyer may, at its option (i) invoke as unsatisfied the conditions to Closing and may terminate this Agreement, in which event none of the parties shall have any further rights or obligations hereunder, or (ii) Buyer may waive its right with respect to such breach and the failure to satisfy such condition and proceed with the


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     transaction  contemplated  hereby, in which event Buyer shall have no claim
     (whether  for  indemnification  or  otherwise)  against  Seller.

          b. To the extent disclosure made in any one schedule sets forth the information required to be disclosed on another schedule, such information shall be deemed to be reported on such other schedule.

          c. The representations and warranties of Seller set forth in paragraph 9 hereof constitute all of the representations and warranties made by Seller. Buyer specifically acknowledges and agrees that it has not relied or proceeded upon any other representations or warranties by Seller and that Seller is not responsible for any representations or warranties made herein or otherwise by any other persons, or any projection as to the future earnings potential or value of the Assets.

          d. Whenever a statement herein is qualified by the phrase "to its best knowledge," "to its knowledge" or by other words to the same or similar effect, it is intended to signify that no information has come to the attention of Anil K. Jain, the president and chief executive officer of Seller, which would give him actual knowledge or notice of the inaccuracy of such statement.

     14.     Documents to be Delivered by Seller and Certain Persons at Closing.
             ------------------------------------------------------------------
At the Closing, Seller and certain other persons, identified below, shall execute, where necessary or appropriate, and deliver to Buyer each of the following:

          a. A certificate signed by a duly authorized officer of Seller, dated as of the Closing Date, to the effect that (i) all of the representations and warranties made by Seller in this Agreement are to the best of Seller's knowledge true and correct at and as of the Closing Date, and (ii) confirming that Seller has approved this Agreement and authorized the execution and delivery of this Agreement and any other document or instrument executed in connection herewith;

          b.     A  Bill  of  Sale  duly  executed  by  Seller;

          c. Evidence of satisfaction of any lien or encumbrance on any of the Assets not expressly being assumed by Buyer;

          d.     Occupancy  Agreement  for  the  Premises;  and

          e. All consents, releases, assignments and permissions of any kind or nature which reasonably may be required to effectively sell, assign and transfer the Assets to the Buyer, consistent with the terms of this Agreement.

     15.     Documents to be Delivered by Buyer at Closing.  At the Closing,
             ---------------------------------------------
Buyer shall execute and deliver each of the following:

          a. A certified or bank cashier's check or checks, or wire transfer, payable to Seller in the amounts provided for in paragraph 4 of this Agreement;

          b. A certified copy of resolutions adopted by Buyer's Board of Directors authorizing the execution and delivery of this Agreement and the other documents and instruments executed in connection herewith;

          c.     Occupancy  Agreement  for  the  Premises;  and

          d. A certified or bank cashier's check, or wire transfer, payable to Seller, for (i) one-half of the legal fees incurred by Seller in connection with preparation of the documents for this transaction and Closing, or (ii) $1,000, whichever is less.

     16.     Notices.  All notices and other communications from any of the
             -------
parties to the other shall be in writing and shall be considered to have been duly given or served as sent by reputable overnight carrier or verified facsimile to the other party at his or their address as provided below, or to such other address as such party may hereafter designate by written notice to the other party or parties:

          If to Seller:               APA Optics, Inc.
                                      2950 Northeast 84th Lane
                                      Blaine, MN 55449
                                      Attn:  Anil K. Jain, PhD
                                      Telephone #:  (612) 894-3680
                                      Fax #:  (612) 894-2463

               With a copy to:        Janna R. Severance
                                      Moss & Barnett
                                      4800 Wells Fargo Center
                                      90 South Seventh Street
                                      Minneapolis, MN  55402-4129
                                      Telephone #:  (612) 347-0367
                                      Fax #:  (612) 339-6686

          If to Buyer:                P.N.E., Inc. d/b/a IRD
                                      810 East St. Paul Street
                                      Litchfield, MN 55355
                                      Attn:  Dennis F. Rutledge, President
                                      Telephone #:  (320) 693-7217
                                      Fax #: (320) 693-7216

               With a copy to:        Johnston Law Office
                                      Easton Place
                                      510 22nd Avenue East, Suite 101
                                      Alexandria, MN 56308

     17.     Amendment.  This Agreement may be altered or amended by a writing
             ---------
signed by all of the parties.


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     18.     Governing Law.  This Agreement shall be subject to and governed by
             -------------
the laws of the State of Minnesota.

     19.     Parties in Interest.  This Agreement shall be binding upon the
             -------------------
parties and their respective heirs, executors, administrators, successors and assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned or delegated by any of the parties without the prior written consent of all the other parties.

     20.     Counterparts.  This Agreement may be executed in any number of
             ------------
counterparts, each of which shall be deemed to be an original and all of which shall constitute one and the same instrument.

     21.     Severability.  The invalidity or partial invalidity of any portions
             ------------
of this Agreement shall not invalidate the remainder hereof, and said remainder shall remain in full force and effect.

     22.     Entire Agreement.  This Agreement and its Exhibits constitute the
             ----------------
entire agreement between the parties on the subject matter hereof and supersedes any prior agreement or understanding between the parties on the subject matter hereof.

     23.     Captions.  Captions at the beginning of the paragraphs of this
             --------
Agreement are designated for convenience of reference only and are not to be resorted to for the purpose of interpreting any provisions of this Agreement.

SELLER:                         APA OPTICS, INC.



                                By /s/ Anil K. Jain
                                   -------------------------------
                                   Anil K. Jain, PhD
                                   Its President


BUYER:                          P.N.E. INC., (D/B/A IRD)



                                By /s/ Dennis F. Rutledge
                                   -------------------------------
                                   Dennis F. Rutledge
                                     Its President


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                                SCHEDULE 1 ASSETS




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